UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 17, 2009

Dot VN, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-53367	20-3825987
(Commission File Number)	(IRS Employer Identification No.)

000-53367
(Commission File Number)

20-3825987
 (IRS Employer Identification No.)

9449 Balboa Avenue, Suite 114, San Diego, California  92123
 (Address of principal executive offices and Zip Code)

(858) 571-2007
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[___]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 17, 2009, Dot VN Inc., a Delaware corporation (the “Company”) made (i) a 100% Convertible Promissory Note in the principal amount of $1,510,489.41 to Thomas Johnson (the “TJ Forth Note”), the Company’s Chief Executive Officer and Chairman of the Board of Directors, and (ii) a 100% Convertible Promissory Note in the principal amount of $1,510,489.41 to Lee Johnson (the “LJ Forth Note”), the Company’s President, Chief Technology Officer, Chief Financial Officer and a Director.  Each note made November 17, 2009 contains the same terms and conditions.  Each note shall accrue interest at a rate of 8% per annum, and all outstanding principal and accrued and unpaid interest shall become due June 30, 2010.  All or part of the principal and accrued interest due may be converted into common stock of the Company at $0.30 per share (the “Conversion Price”) at the option of the holder.  The Conversion Price shall be adjusted downward in the event the Company issues common stock (or securities exercisable for or convertible into or exchangeable for common stock) at a price (the “Subsequent Price”) below the Conversion Price times Ninety percent (90%), to a price equal to such Subsequent Price times One hundred Ten percent (110%)(the “Adjusted Conversion Price”).

The two (2) notes made November 17, 2009 replace notes with materially the same terms and conditions, held by each of Thomas Johnson and Lee Johnson dated April 20, 2009 that were due December 31, 2009, as amended, with a balance due and owing of $3,020,978.91 each on November 17, 2009.  The 100% convertible promissory notes dated April 20, 2009 originally were issued in consideration for, and in satisfaction of, accrued salary and interest accruing since January 31, 2003 through April 17, 2009 by each of Thomas Johnson and Lee Johnson under their respective employment agreements with the Company (the “TJ Third Note” and the “LJ Third Note”, respectively).  On November 17, 2009, under the terms of the TJ Third Note, Thomas Johnson surrendered the note and exercised his right to convert a portion ($1,510,489.50) of the funds owed to him under the TJ Third Note into common stock of the Company at $0.30 per share (5,034,965 shares).  The unconverted portion of the TJ Third Note ($1,510,489.41) was exchanged for the new 100% Convertible Promissory Note with a due date of June 30, 2010.  On November 17, 2009, under the terms of the LJ Third Note, Lee Johnson surrendered the note and exercised his right to convert a portion ($1,510,489.50) of the funds owed to him under the LJ Third Note into common stock of the Company at $0.30 per share (5,034,965 shares).  The unconverted portion of the LJ Third Note ($1,510,489.41) was exchanged for the new 100% Convertible Promissory Note with a due date of June 30, 2010.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On November 17, 2009, the Company made (i) a 100% Convertible Promissory Note in the principal amount of $1,510,489.41 to Thomas Johnson (the “TJ Forth Note”) and (ii) a 100% Convertible Promissory Note in the principal amount of $1,510,489.41 to Lee Johnson (the “LJ Forth Note”).  Each note made November 17, 2009 contains the same terms and conditions.  Each note shall accrue interest at a rate of 8% per annum, and all outstanding principal and accrued and unpaid interest shall become due June 30, 2010.  All or part of the principal and accrued interest due may be converted into common stock of the Company at $0.30 per share (the “Conversion Price”) at the option of the holder.  The Conversion Price shall be adjusted downward in the event the Company issues common stock (or securities exercisable for or convertible into or exchangeable for common stock) at a price (the “Subsequent Price”) below the Conversion Price times Ninety percent (90%), to a price equal to such Subsequent Price times One hundred Ten percent (110%)(the “Adjusted Conversion Price”).

The two (2) notes made November 17, 2009 replace notes with materially the same terms and conditions, held by each of Thomas Johnson and Lee Johnson dated April 20, 2009 that were due December 31, 2009, as amended, with a balance due and owing of $3,020,978.91 each on November 17, 2009.  The 100% convertible promissory notes dated April 20, 2009 originally were issued in consideration for, and in satisfaction of, accrued salary and interest accruing since January 31, 2003 through April 17, 2009 by each of Thomas Johnson and Lee Johnson under their respective employment agreements with the Company (the “TJ Third Note” and the “LJ Third Note”, respectively).  On November 17, 2009, under the terms of the TJ Third Note, Thomas Johnson surrendered the note and exercised his right to convert a portion ($1,510,489.50) of the funds owed to him under the TJ Third Note into common stock of the Company at $0.30 per share (5,034,965 shares).  The unconverted portion of the TJ Third Note ($1,510,489.41) was exchanged for the new 100% Convertible Promissory Note with a due date of June 30, 2010.  On November 17, 2009, under the terms of the LJ Third Note, Lee Johnson surrendered the note and exercised his right to convert a portion ($1,510,489.50) of the funds owed to him under the LJ Third Note into common stock of the Company at $0.30 per share (5,034,965 shares).  The unconverted portion of the LJ Third Note ($1,510,489.41) was exchanged for the new 100% Convertible Promissory Note with a due date of June 30, 2010.

Item 3.02	Unregistered Sales of Equity Securities

On October 30, 2009, pursuant to the terms of six (6) stock subscription agreements, each entered into with an accredited investor, the Company issued an aggregate of 470,000 shares of the Company’s Common Stock at $0.50 per unit for cash consideration of $235,000.  Each unit consists of one share of the Company’s common stock and a warrant to purchase one share of the Company’s Common Stock at an exercise price of $1.00 expiring two years from the date of subscription.  The offer and sale was made, in a non-public offering, where each offeree had access to the kind of information that registration would disclose, in reliance on the exemption from registration afforded by Section 4(2), promulgated pursuant to the Securities Act and Rule 506 of Regulation D, promulgated thereunder.  The Company paid a finder, in connection with five (5) of the stock subscription agreements, a finder’s fee equal to Ten Percent (10%)($18,000) of the amount received in cash ($180,000) and apart from the payment of a finder’s fee; no commissions were incurred by the Company in connection with the transaction.

Also on October 30, 2009, pursuant to the terms of a consulting agreement dated September 1, 2009, the Company issued to Vista Partners, LLC, a California limited liability company, a sophisticated purchaser, 47,872 restricted shares of the Company’s Common Stock for investor relation services during the following six months valued at the market closing price and recorded as $22,500 in prepaid expenses.  The offer and sale was made, in a non-public offering, where the offeree had access to the kind of information that registration would disclose, in reliance on the exemption from registration afforded by Section 4(2), promulgated pursuant to the Securities Act and Rule 506 of Regulation D, promulgated thereunder.

On November 17, 2009, the Company issued 5,034,965 shares of the Company’s common stock to Thomas Johnson pursuant to the terms of the TJ Third Note; Thomas Johnson surrendered the note and exercised his right to convert a portion ($1,510,489.50) of the funds owed to him under the TJ Third Note into common stock of the Company at $0.30 per share.

On November 17, 2009, the Company issued 5,034,965 shares of the Company’s common stock to Lee Johnson pursuant to the terms of the LJ Third Note; Lee Johnson surrendered the note and exercised his right to convert a portion ($1,510,489.50) of the funds owed to him under the LJ Third Note into common stock of the Company at $0.30 per share.

Item 8.01	Other Events.

On November 18, 2009, the Company issued a press release announcing that it has signed a memorandum of understanding agreement with KASATI Telecom – Informatics – Electronic Joint Stock Company (“KASATI”), a leading telecom infrastructure deployment company.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial statements and Exhibits

(d)  Exhibits

The following exhibits are filed as part of this report:

No.	Description

10.50	100% Convertible Promissory Note dated November 17, 2009 made by the Company to Thomas Johnson
10.51	100% Convertible Promissory Note dated November 17, 2009 made by the Company to Lee Johnson
99.1	Press Release dated November 18, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOT VN, INC. (Registrant)

Date: November 18, 2009	By:	/s/ Louis P. Huynh
Name: Louis P. Huynh
Title: General Counsel, Executive Vice President of Operations and Business Development, and Corporate Secretary

Exhibit Index

No.	Description

10.50	100% Convertible Promissory Note dated November 17, 2009 made by the Company to Thomas Johnson
10.51	100% Convertible Promissory Note dated November 17, 2009 made by the Company to Lee Johnson
99.1	Press Release dated November 18, 2009